Exhibit 99.2

NYSE: AJG

INVESTMENT PROFILE

Brokerage Risk Management Segment Segment

GROWING VALUE

Arthur J. Gallagher & Co. is one of the world’s largest insurance brokers and the world’s largest third-party property/casualty (P/C) claims administrator.* Gallagher generates approximately 82% of its revenues in the United States, with the remaining 18% derived primarily in Australia, Bermuda, Canada, New Zealand and the United Kingdom.

*According to Business Insurance magazine.

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Brokerage Segment 2 Brokerage Acquisition Strategy 4 Risk Management Segment 4 Corporate Segment 5 Insurance Market Overview 6 Why Invest? 7 Contact Information 8

www.ajg.com

GALLAGHER STOCK PERFORMANCE

TOTAL RETURNS JANUARY 1, 2008—AUGUST 31, 2011

As of June 30, 2011 (unless otherwise indicated)

Price $28.54

52-week high/low $31.92—$24.30 Trailing 12-mos. revenues $1.9 billion Market cap $3.2 billion Indicated annual dividend $1.32* Yield 4.6% Shares outstanding 112.2 million End of fiscal year December 31 Number of employees 12,315

*	On July 21, 2011, Gallagher’s Board of Directors declared a $0.33 per share third-quarter dividend.

BROKERAGE SEGMENT 72% OF 2010 REVENUES

Gallagher’s Brokerage Segment operates through a network of more than 250 retail and wholesale sales and service offices located throughout the United States and in 15 other countries. In addition, Gallagher has developed the Gallagher Global Alliance of independent insurance brokers and consultants that enables it to provide coverage and services to its clients in more than 100 countries around the world.

Retail Insurance Brokerage Operations

79% of 2010 Brokerage Segment Revenues

Gallagher negotiates and places nearly all lines of property/casualty (P/C) insurance, employer-provided health and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, public entity, religious and not-for-profit entities. Revenues are generated through commissions paid by insurance companies, which are usually based upon a percentage of the premium paid by insureds, and through brokerage and advisory fees paid directly by its clients.

Primary Lines of Coverage

• Aviation • Errors & Omissions • Professional Liability

• Casualty • Fire • Property

• Commercial Auto • General Liability • Retirement Solutions

• Dental • Life • Voluntary Benefits

• Directors & Officers Liability • Marine • Wind

• Disability • Medical • Workers Compensation

• Earthquake • Product Liability

Gallagher’s retail brokerage operations are organized into approximately 200 geographic profit centers located primarily throughout the United States, Canada, United Kingdom, and Australia. They operate primarily within certain key niche/practice groups, which account for approximately 66% of Gallagher’s retail brokerage revenues. These specialized teams target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base.

Gallagher’s specialized focus on these niche/practice groups allows for highly targeted marketing efforts and facilitates the development of value-added products and services specific to those industries or business segments. Gallagher believes that the detailed understanding and broad client contacts developed within these niche/practice groups provide Gallagher with a competitive advantage.

Gallagher anticipates that the greatest revenue growth over the next several years within its retail brokerage operations will continue to come from: its niche/practice groups and middle-market accounts; cross-selling new brokerage products and services to existing customers; developing and managing alternative market mechanisms, such as captives, rent-a-captives, deductible plans and self-insurance; and mergers and acquisitions.

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Niche/Practice Groups

• Agribusiness • Habitational • Private Equity

• Aviation & Aerospace • Healthcare • Public Entity

• Captive Consulting • Higher Education • Real Estate

• Construction • Hospitality • Religious/Not-for-Profit

• Cyber Risk • Institutional Investment Advisory • Restaurant

• Energy • Marine • Scholastic

• Entertainment • Manufacturing • Technology/Telecom

• Environmental • Personal • Transportation

• Global Risks • Professional Groups

Wholesale Insurance Brokerage Operations

21% of 2010 Brokerage Segment Revenues

Gallagher’s wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-to-place insurance programs. Wholesale revenues are generated from sharing the commissions paid to the retail broker by the insurance carrier.

Gallagher’s wholesale brokerage operations are organized into more than 60 geographic profit centers located primarily in the United States and Bermuda, and through its approved Lloyd’s of London broker. In certain cases Gallagher acts as a brokerage wholesaler and in other cases Gallagher acts as a managing general agent, handling specialized insurance coverages for insurance carriers.

More than 75% of Gallagher’s wholesale brokerage revenues come from retail brokers and agents who are not affiliated with Gallagher. Based on wholesale premium volume from P/C risks, Gallagher’s U.S. wholesale brokerage operation currently ranks as the largest domestic managing general agency, according to Business Insurance magazine.

Gallagher anticipates growing its wholesale brokerage operations by increasing its number of agent and broker clients, by developing new managing general agency programs, and through mergers and acquisitions.

Gallagher Global Alliance

The Gallagher Global Alliance is an alliance of independent broker partners. Global Alliance partners are selected by Gallagher based upon common business philosophies and the partners’ strengths and service capabilities within their respective countries. Through the Gallagher Global Alliance and its own international operations, Gallagher offers client-service capabilities in more than 100 countries around the world.

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Brokerage Segment Acquisition Strategy

Gallagher is highly growth-oriented. Its Brokerage Segment growth strategy has two primary components: organic growth through new business production and the strategic acquisition of complementary businesses. Gallagher completed and integrated approximately 267 acquisitions from 1985 through June 30, 2011, substantially all within the Brokerage Segment. Most were regional or local retail or wholesale brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. Gallagher typically acquires companies that generate between $1 million and $10 million in annual revenues. In addition, Gallagher is focused on international expansion through acquisitions and joint ventures, where the company begins its relationship with an equity position.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company’s talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher also focuses on: • a corporate culture that matches Gallagher’s sales-oriented culture • a profitable, growing business that could further enhance its ability to compete by gaining access to Gallagher’s greater resources • clearly defined financial criteria.

Contributing to the company’s success as an acquirer is its attractiveness as a merger partner. Gallagher believes that growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture, team-based approach and depth of resources.

RISK MANAGEMENT SEGMENT 25% OF 2010 REVENUES

Based on revenues, Gallagher’s Risk Management operation currently ranks as the world’s largest third-party P/C claims administrator, according to Business Insurance magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and insurance companies that choose to outsource their claims-handling services.

Expertise

• Real-time Claims Management • Managed Care Services • Recoveries (subrogation, salvage, etc.) • Risk Control Services • Appraisal Services • Safety Programs • Litigation Management • Settlement Management • Information Management • Education & Training

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Approximately 69% of Gallagher’s Risk Management Segment revenues are derived from managing workers compensation-related claims, 27% from general and commercial auto liability-related claims, and 4% from property-related claims. In addition, Gallagher generates revenues from integrated disability management (employee absence management) programs, information services, risk control consulting (loss control) services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance, on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed.

Gallagher manages its third-party claims management operations through a network of approximately 110 offices located throughout the United States, United Kingdom, Australia, New Zealand and Canada. Clients are primarily Fortune 1000 companies, larger middle-market companies, not-for-profit organizations and public entities. More than 80% of Gallagher’s risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker.

The Risk Management Segment expects its most significant growth prospects through the next several years to come from Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments. In addition, the Risk Management Segment may grow in the future through mergers and acquisitions.

CORPORATE SEGMENT

Gallagher’s debt, clean-energy investments, external acquisition-related costs and other corporate costs are reported in this segment.

With respect to the clean-energy investments, Gallagher owns positions in various commercial operations that help coal-fired utilities reduce harmful emissions.

• Gallagher owns 42% of Chem-Mod, LLC. Chem-Mod is a multi-pollutant reduction venture that owns technologies to reduce harmful emissions from coal fired power plants. When The Chem-Mod™ Solution is used in refined coal plants placed in service by December 31, 2011, the operation can qualify for tax credits under IRC Section 45.

• Gallagher owns approximately 25% of six Section 45 operations. Collectively, these six operations could generate approximately $4.5 million of net after-tax earnings per quarter through 2019.

• Gallagher has signed agreements with a utility to build and run two new refined coal operations. Gallagher expects to retain 40% to 49% ownership. These two operations could generate approximately $2.5 to $3.0 million of net after-tax earnings per quarter through 2021.

• Demand for Section 45 plants using The Chem-Mod™ Solution is increasing. Accordingly, Gallagher has obtained an extention of its license from Chem-Mod and is in the process of constructing up to ten additional facilities.

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INSURANCE MARKET OVERVIEW

INSURANCE MARKET OVERVIEW

Fluctuations in premiums charged by P/C insurance carriers have a direct and potentially material impact on the insurance brokerage industry. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. Insurance premiums are cyclical in nature and may vary widely based on market conditions. Various factors–including competition for market share among insurance carriers, increased underwriting capacity and improved economies of scale following consolidations–can result in flat or reduced P/C premium rates (a “soft” market). A soft market tends to exert downward pressure on commission revenues. Various countervailing factors, such as greater than anticipated loss experience and capital shortages, can result in increases in P/C premium rates (a “hard” market). A hard market tends to favorably impact commission revenues. Hard and soft markets may be broad-based or more narrowly focused across individual product lines or geographic areas.

From 2004 into 2011, the P/C market has remained soft in most lines and geographic areas. A quarterly market survey conducted by the Council of Insurance Agents & Brokers in the second quarter of 2011 indicated that rate reductions for commercial business were flattening, down just 0.1%, year-over-year, compared with a 2.9% year-over-year decline in the first quarter of 2011.

Information Regarding Forward-Looking Statements

This investment profile contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment profile, the words “anticipates,” “believes,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this investment profile include, but are not limited to, statements related to anticipated areas of revenue growth within the Brokerage and Risk Management Segments, Gallagher’s acquisition strategy and planned levels of acquisition activity, future income and tax credits generated by Gallagher’s clean-energy operations, and future trends in the insurance and insurance brokerage industries. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:

• changes in worldwide and national economic conditions, changes in premium rates and insurance markets generally, and changes in the insurance brokerage industry’s competitive landscape could impact Gallagher’s future revenue growth, its acquisition program, and trends in the insurance and insurance brokerage industries; and • uncertainties related to Gallagher’s clean-energy investments, including uncertainties related to (i) receipt by Gallagher’s utility partners of long-term permits, (ii) Gallagher’s ability to find operating sites and co-investors for its non-operating and future operations, (iii) potential IRS challenges to Gallagher’s ability to claim tax credits under IRC Section 45, (iv) utilities’ future use of coal to generate electricity, (v) operational risks at Gallagher’s IRC Section 45 operations, (vi) business risks relating to Gallagher’s co-investors and partners, (vii) intellectual property risks and (viii) environmental risks, could impact Gallagher’s future income and tax credits generated by its clean-energy operations.

Refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Information Regarding Non-GAAP Measures

This investment profile includes references to Adjusted EBITDAC and Adjusted EBITDAC margin, which are performance measures not in accordance with, or an alternative to, GAAP information. EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Adjusted EBITDAC is defined as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, workforce-related charges, acquisition-related integration costs and litigation settlements. Adjusted EBITDAC margin is defined as Adjusted EBITDAC divided by total revenues. For the non-GAAP measures set forth on page 7 of this profile, the most directly comparable GAAP measure is earnings from continuing operations, which, for the Brokerage and Risk Management Segments on a combined basis, was $132 million in 2008, $154 million in 2009 and $167 million in 2010. Please see “Reconciliation of Non-GAAP Measures” on Gallagher’s Web site at www.ajg.com <http://www.ajg.com> under “Investor Relations” for the purpose of each non-GAAP measure used and a reconciliation to the most directly comparable GAAP measure.

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INSURANCE MARKET OVERVIEW

WHY INVEST?

Supplemental quarterly data by segment from 2008 through June 30, 2011, is available at www.ajg.com.

*	Brokerage & Risk Management Adjusted EBITDAC – see Non-GAAP

disclosure on page 6

Adjusted EBITDAC Growth*

$500

Adjusted EBITDAC Margin*

*	Brokerage & Risk Management Adjusted EBITDAC Margins – see Non-GAAP

disclosure on page 6

Dividends Per Share

** Indicated – On July 21, 2011, Gallagher’s Board of Directors declared a $.33 per share third-quarter dividend.

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FOR ADDITIONAL INFORMATION: Marsha J. Akin –– Director-Investor Relations 630.285.3501 or marsha_akin@ajg.com

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